QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.12

Issued to:	BNY Trust Company of Canada 4 King Street West, Suite 1101 Toronto, ON MSN 1K9
By:	Hudson Bay Mining and Smelting Co., Limited 2200-201 Portage Avenue Winnipeg, MB R3B 3L3
FIXED CHARGE
$300,000,000.00 USD DEMAND DEBENTURE (MATERIAL PROPERTIES — MANITOBA)

HUDSON BAY MINING AND SMELTING CO., LIMITED

together with its successors and permitted assigns (hereinafter called "the Issuer") for value received hereby promises to pay to or to the order of BNY TRUST COMPANY OF CANADA, who and whose successors and assigns are herein and in the attached conditions hereto called the "Holder", on demand, the sum of Three Hundred Million Dollars ($300,000,000.00) in lawful money of the United States of America, at the office of the Holder specified above, or at such other place or places as the Holder may from time to time designate and will pay on demand at said location to the Holder interest thereon or on so much thereof as is from time to time outstanding at the rate of 30% per annum calculated semi-annually in arrears and payable, both before and after demand and judgment.

        As continuing security for payment of all monies from time to time owing hereunder (including without limitation, interest and all expenses incurred by the Holder in recovering or enforcing payment of monies owing hereunder or realizing upon this Debenture), the Issuer hereby mortgages and charges to and in favour of the Holder, its successors and assigns, as and by way of a fixed and specific mortgage and charge (collectively, the "Charge"), all real and immovable property (including leasehold interests and any other interest or right in real or immovable property) now or hereafter owned or acquired by the Issuer and situate in the Provinces of Manitoba or Saskatchewan, together with any claims, permits, licenses, privileges, benefits, easements, rights of way, mineral and surface rights, minerals and mineral claims, and all other rights, estate, title or interests of any kind or nature whatsoever pertaining thereto, and including without limiting the generality of the foregoing, all of its interest and estate in fee simple in the lands described in Part 1 of Schedule A hereto, all of its interest and estate in the claims described in Part 2 of Schedule A hereto and all of its interest and estate in the leases and permits described in Part 3 of Schedule A hereto (the property subject to the Charge, being collectively, the "Collateral").

        THIS DEBENTURE is issued subject to and with the benefit of the Conditions and Schedule attached hereto, all of which are to be deemed part of this Debenture. The Issuer intends that the security interests created by this Debenture will attach property in which it has rights on its execution of this Debenture and will attach property which it acquires thereafter as soon as the Issuer acquires rights therein.

        IN WITNESS WHEREOF the Issuer has caused its corporate seal to be affixed hereto, duly attested by the hands of its proper officers in that regard, and this Debenture is dated the 10th day of December, 2004.

HUDSON BAY MINING AND SMELTING CO., LIMITED
Per:	/s/ Brian Gordon Name: Brian Gordon Title: Vice-President and General Counsel

THE CONDITIONS HEREINBEFORE REFERRED TO

1.    The Charge shall not extend to or apply to, and the Collateral shall not include, (i) the last day of the term of any lease or agreement therefor but if the Charge should become enforceable the Issuer shall stand possessed of such last day in trust to assign the same to any person acquiring such term; (ii) any Collateral that is excluded from the Charge by the Holder in writing and (iii) any Excluded Assets (as that term is defined in the Indenture to be entered into between HudBay Mining and Smelting Inc. and The Bank of New York, as the same may be amended, supplemented or otherwise varied from time to time (the "Indenture").

2.    The principal monies and interest hereby secured and other monies from time to time owing hereunder will be paid without regard to any equities between the Issuer and the original or any intermediate holder hereof or any right of set-off or cross-claim.

3.    The Holder may waive any breach by the Issuer of any of the provisions contained in this Debenture or any default by the Issuer in the observance or performance of any covenant or conditions required to be observed or performed by the Issuer under the terms of this Debenture, provided always that no such waiver of the Holder shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default or the rights resulting therefrom.

4.    In the event that the Issuer fails to pay any amount payable hereunder when due or the notes issued under the Indenture have become due and payable, the Charge shall become and be enforceable immediately without the necessity of any further act or formality and the Holder without limiting or restricting any other rights, powers, privileges and remedies which the Holder may at any time have under this Debenture, contract, at law, in equity or howsoever otherwise, shall have the following described rights, powers, privileges and remedies, namely:

  (a)
  to enter upon and to possess all of or any portion or portions of the Collateral with the power to exclude the Issuer and its officers, employees and agents therefrom;

  (b)
  to collect the rents, revenues, profits and incomes of and from the Collateral and any portion or portions thereof;

  (c)
  to seize and distrain upon any of the Collateral which is real and immoveable property or any portion or portions thereof and by distress warrant to recover by way of rent reserved as in the case of a demise of real property the indebtedness hereby secured or any portion or portions thereof together with all of the Holder's costs, charges and expenses attendant upon the levying of such distress as in like manner of distress for rent, provided however that nothing in this subparagraph or anything done pursuant thereto by or on behalf of the Holder shall result in the Holder being or being deemed to be a mortgagee in possession or liable for the performance of any of the obligations of a landlord;

  (d)
  to preserve, to maintain, to operate and to carry on the Collateral or any portion or portions thereof;

  (e)
  to make such replacements of or for and such additions to the Collateral and any portion or portions thereof as the Holder shall deem advisable;

  (f)
  to sell, to lease or to otherwise dispose of from time to time the Collateral and any portion or portions thereof whether by public auction or by private sale or otherwise and either for cash or on credit or partly for cash and partly for credit and on such terms and conditions as the Holder may determine, provided however that it shall not be incumbent on the Holder to sell, lease or otherwise dispose of the Collateral or any portion or portions thereof but the Holder may peaceably use and possess the Collateral or any portion or portions thereof without hindrance or interruption by the Issuer or by any other person or persons whomsoever, and provided further however that wherever any sale or other disposition is made in whole or in part upon credit, the Holder shall not be taken or deemed to have received payment or satisfaction with respect to that portion of any such sale or disposition so made upon credit until the Holder has received actual payment in full;

  (g)
  to convey, to transfer, to lease and to assign to and to vest in the purchaser or purchasers, or as the case may be the lessee or lessees, the title to or ownership of or as the case may be a leasehold interest in the Collateral and any portion or portions thereof; and

  (h)
  to commence and pursue such legal action, suit, remedy or proceeding against the Issuer, the Collateral or any portion or portions thereof as may be authorized or permitted hereunder or at law or in equity including proceedings in any court of competent jurisdiction for the appointment of a receiver or for sale of the Collateral or any portion or portions thereof, and to file such proofs of claim and other documents as may be necessary or advisable in order to have its claim lodged in any bankruptcy, winding-up or other judicial proceedings relative to the Issuer, and the Holder may exercise the foregoing rights, powers, privileges and remedies (and any other rights, powers, privileges and remedies to which the Holder is entitled) or any of them at such time or times following the occurrence of any one or more events of default in such manner as the Holder in its sole discretion deems expedient.

        Provided always that the Holder shall not be bound (whether before or after default hereunder) to collect, dispose of, realize or enforce the Charge against the Collateral or any portion or portions thereof and except for gross negligence, willful misconduct and criminal acts or omissions, the Holder shall not be liable or responsible for any loss or damage which may accrue or be sustained in consequence of the Holder's negligence or the negligence of any officer, servant, agent, solicitor, counsel or other attorney or receiver employed by or appointed by the Holder in the collection, disposition, realization or enforcement of the security hereby constituted, and the Holder shall not be liable or accountable for any failure to exercise any of its rights, powers, privileges and remedies aforesaid or any of them at any time and from time to time.

        Provided further however that notwithstanding the realization of the security hereby constituted, the Issuer shall nevertheless remain fully liable to the Holder for any deficiency or deficiencies owing to the Holder with respect to the indebtedness hereby secured.

5.    If the Charge shall become enforceable, the Holder may, by instrument in writing, appoint any person or persons, whether an officer or officers or employee or employees of the Holder or not, to be a receiver or receiver-manager of all or any part of the Collateral and may remove any receiver or receiver-manager so appointed and appoint another or others in his or their stead. Any such receiver or receiver-manager so appointed to the extent permitted by law, shall have power:

  (a)
  to take possession of, collect and get in the Collateral and for that purpose to take any proceedings in the name of the Issuer or otherwise;

  (b)
  to carry on or concur in carrying on the business of the Issuer and for that purpose to raise money on the Collateral in priority to this Debenture or otherwise;

  (c)
  to sell or concur in selling any of the Collateral and carry any such sale into effect by conveying in the name or on behalf of the Issuer or otherwise;

  (d)
  to make any arrangement or compromise which he or it shall think expedient in the interest of the Holder.

        Any receiver or receiver-manager so appointed shall be deemed to be the agent of the Issuer and the Issuer shall be solely responsible for his or its or their acts or defaults and for his or its or their remuneration and expenses, and except for gross negligence, willful misconduct and criminal acts and omissions, the Holder shall not be in any way responsible for any misconduct or negligence on the part of any such receiver or receiver-manager.

        All monies received by such receiver or receiver-manager from any realization of all or any part of the Collateral after providing for payment of charges ranking prior to this Debenture and for all costs, charges and expenses of or incidental to the exercise of any of the powers of such receiver or receiver-manager shall be applied in or towards satisfaction of this Debenture. The rights and powers conferred by this section are in supplement of and not in substitution for any rights the Holder may from time to time have.

6.    The Issuer agrees to pay to the Holder forthwith upon demand all expenses incurred by the Holder in recovering or enforcing payment of monies owing hereunder or realizing upon this Debenture or any other securities for such monies, including expenses of taking possession, protecting and realizing upon any Collateral together with interest at the rate provided for in this Debenture from the date of payment of such expenditures.

7.    The principal, interest and other monies payable hereunder shall be paid in lawful money of the United States of America.

8.    The Holder may in its discretion:

  (a)
  release any Collateral from the Charge;

  (b)
  agree to any modification, compromise, release or waiver of the rights of the Holder against the Issuer or against any Collateral, whether such rights shall arise under the Debenture or otherwise;

  (c)
  agree to accept any other properties or securities instead of the Debenture;

and the exercise of such discretion shall not diminish the obligation of the Issuer to perform any of the covenants contained in this Debenture.

9.    This Debenture and all amendments and supplements thereto are and shall at all times be and be deemed to be in addition to and not in substitution for any other security or securities ("Other Securities") now or hereafter held or acquired by the Holder in connection with or to secure the obligations hereby secured or any part or parts thereof and:

  (a)
  to the maximum extent permitted by applicable law, the taking, realization, foreclosure, alteration or cancellation of or any other dealing or dealings with or actions taken or omissions made under the Debenture shall not release or affect or create any merger or alter or prejudice or derogate from the Other Securities or any of them and the obligations hereby secured;

  (b)
  to the maximum extent permitted by applicable law, the taking, realization, foreclosure, alteration or cancellation of or any other dealing or dealings with or actions taken or omissions made under any of the Other Securities shall not release or affect or create any merger or alter or prejudice or derogate from this Debenture and the obligations hereby secured.

10.    This Debenture is issued to the Holder as security to secure the indebtedness, obligations and liabilities of the Issuer existing from time to time as described in the debenture delivery agreement dated the date hereof, executed by the Issuer in favour of the Holder, as such agreement may be amended, supplemented, restated or replaced from time to time.

11.    The Issuer hereby covenants and agrees that it will at all times do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all and singular all such further acts, deeds, mortgages, hypothecs, transfers, assignments and assurances in law as the Holder may require for the better assuring, mortgaging, hypothecating, charging, transferring, assigning and confirming unto the Holder the property and assets hereby mortgaged and charged or intended so to be or which the Issuer may hereafter become bound to mortgage, hypothecate, transfer, assign and charge in favour of the Holder and for the better accomplishing and effectuating of this Debenture.

12.    This Debenture and all its provisions shall be governed by and construed in accordance with the laws of Manitoba, shall enure to the benefit of the Holder, and its respective successors and assigns, and shall be binding upon the Issuer, its successors and assigns.

        These conditions are part of the Debenture executed by the Issuer dated the 10th day of December, 2004.

HUDSON BAY MINING AND SMELTING CO., LIMITED
Per:	/s/ Brian Gordon Name: Brian Gordon Title: Vice-President and General Counsel

Part 1 of SCHEDULE "A" to $300,000,000 USD Fixed Charge Demand Debenture from Hudson Bay Mining and Smelting Co., Limited to BNY Trust Company of Canada dated December 10, 2004

PARCEL 1. TITLE NO. 1789274

All those portions of Sections 6 and 7-67-29 WPM
and being those portions of mineral claims:
Unique … Lot 2
Extension … Lot 10
Lakeview … Lot 12
Eola … Lot 19
Flin Slam … Lot 25
La Salle … Lot 26
Schenley Fractional … Lot 215
Amaryllis … Lot 216
Craiggi Fractional … Lot 217
Grizzly Fractional … Lot 218
All in Group 421 shown as RLY right-of-way and
Station Grounds Plan 572 PLTO (N Div), EXC
Firstly: All those portions of said mineral claims:
Lakeview … Lot 12
Flin Slam … Lot 25
La Salle … Lot 26
Craiggi Fractional … Lot 217
Taken for RLY right-of-way and yards as shown bordered
pink on Plan 831 PLTO (N Div)
Secondly: All mines and minerals
Subject to the reservations contained in the Provincial Lands Act

SUBJECT TO:	Caveat Nos. 1026084 and 1076674 Personal Property Security Notice Nos. 1026251 and 1076675

PARCEL 2. TITLE NO. 1789910

All that portion of Section 6-67-29 WPM described as follows bounded on the north by the production of the NLY limit of Parcel A Plan 2609 PLTO (N Div), ELY to the WLY limit of Ross Lake, bounded on the west by the ELY limit said Parcel A, on the south by the NYL limit of the pipeline right-of-way, as same is described in Certificate of Title 44356, bounded on the east by the WLY shore of Ross Lake, excepting:

Firstly: Pipeline right-of-way Plan 2727 PLTO (N Div)
Secondly: All mines and minerals
Subject to the reservations contained in the Crown Lands Act

SUBJECT TO:	NIL

PARCEL 3. TITLE NO. 1790039

Parcel 1: All that portion of 6-67-29 WPM and of the road allowance adjoining said section to the west bounded as follows: on the west by the boundary between the provinces of Manitoba and Saskatchewan: on the east by the west limit of Parcel A Plan 2609 PLTO (N Div): on the north by the production in a straight line SWLY of the northern limit of the WLY portion of said parcel A and on the south by the production in a straight line WLY of the south limit of said Parcel A

Parcel 2: All that portion of 6-67-29 WPM and of the road allowance adjoining said section to the south bounded as follows: on the south by the boundary between the provinces of Manitoba and Saskatchewan: on the north by the south limit of Parcel A Plan 2609 PLTO (N Div) and its production in a straight line WLY: on the east by the production in a straight line SLY of the western limit of Creighton Street as shown on Plan 591 PLTO (N Div): and on the west by the boundary between the said provinces of Manitoba and Saskatchewan
Subject to the reservations contained in the Crown Lands Act
Exc subsection 1(A) of section 4 of Said Act

SUBJECT TO:	Caveat Nos. 1027114 and 1076674 Personal Property Security Notice Nos. 1027187 and 1076675

PARCEL 4. TITLE NO. 1790115

All that portion of 6-67-29 WPM bordered pink on Plan 2727 PLTO (N Div) which lies to the south of the production in a straight line ELY of the NLY limit of Parcel A Plan 2609 PLTO (N Div)
Exc all mines and minerals
Subject to the reservations contained in the Crown Lands Act

SUBJECT TO:	NIL

PARCEL 5. TITLE NO. 1801931

At Flin Flon and being
Parcel 1: Parcel A Plan 2609 PLTO (N Div) in 6-67-29 WPM, exc
Firstly: Public Lane Plan 3032 PLTO (N Div)
Secondly: Right-of-way Parcels 9 and 11 Plan 604 PLTO (N Div)
Thirdly: All that portion lying between the south limit of said lane and the south limit of said Parcel A and which is adjacent on either side of said Parcel 11
Fourthly: That portion lying between the east limit of said lane and the east and south limits of said Parcel A and west of said Parcel 9
Fifthly: Plan 6095 PLTO (N Div)
Sixthly: Parcel 1 Plan 4304 PLTO (N Div)
Seventhly: Parcels 5 and 6 Plan 4976 PLTO (N Div)
Eighthly: Road Plans 5550 PLTO (N Div) and 34324 PTLO
Ninethly: All mines and minerals
Subject to the reservations contained in the Provincial Lands Act

Parcel 2: Parcels 5 and 6 Plan 4976 PLTO (N Div) in 6-67-29 WPM exc all mines and minerals
Subject to the reservations contained in the Provincial Lands Act

Parcel 3: Parcel 1 Plan 4304 PLTO (N Div) in 6-67-29 WPM, exc
Firstly: Road Plans 5550 PLTO (N Div) and 34034 PLTO
Secondly: All mines and minerals
Subject to the reservations contained in the Provincial Lands Act

SUBJECT TO:	Caveat No. 1026084, 1076674, 37307N
Personal Property Security Notice No. 1026251, 1076675

PARCEL 6. TITLE NO. 1801942

All that portion 6-67-29 WPM described as follows: Commencing at the intersection of the ELY limit of Parcel A Plan 2609 PLTO (N Div) and the NWLY limit of a public lane Plan 3032 PLTO (N Div) thence NLY 20.25 Feet along the ELY limit of said Parcel A to the SWLY corner of the area covered by Certificate of Title 44356, thence NELY 12.93 Feet along the SELY limit of the area covered by Certificate of Title 44356, to its intersection with the NWLY limit of said lane; thence SWLY 26.33 Feet along the NWLY limit of said lane to the point of commencement
Exc all mines and minerals
Subject to the reservations contained in the Crown Lands Act

SUBJECT TO:	NIL

PARCEL 7. TITLE NO. 2050586

At Flin Flon and being
Lots 1 and 2 SP Plan 43220 PLTO
IN N 1/2 6-67-29 WPM
Exc all mines and minerals
Subject to the reservations contained in the Crown Land Act

SUBJECT TO:	NIL

PARCEL 8. TITLE NO. 1537383

At Snow Lake and being:
Block 24 Plan 747 PLTO (N Div) in 68-17 WPM, exc
Firstly: Plan 35325 PLTO
Secondly: All mines, minerals and other reservations
As contained in the Crown Lands Act

SUBJECT TO:	Caveat No. 34665N

PARCEL 9. TITLE NO. 1701609

RLY right-of-way Plan 854 PLTO (N Div)
In 68-16 & 17 WPM and 69-15 & 16 WPM, exc
Firstly: Parcels shown as A and B on said Plan 854 PLTO (N Div)
Secondly: All mines, minerals and other reservations as contained in the Crown Lands Act

SUBJECT TO:	Miscellaneous No. 1925170SN

PARCEL 10. TITLE NO. 1770544

Parcel G Plan 4592 PLTO (N Div) in 68-17 WPM
Exc all mines, minerals and other reservations as contained in the Crown Lands Act

SUBJECT TO:	Miscellaneous No. 1925 17OSN
Caveat Nos. 414O7N and 95-7064

PARCEL 11. TITLE NO. 1823056

At Snow Lake and being
Lot 11 Block 10 Plan 646 PLTO (N Div) in 68-17 WPM
Subject to the reservations contained in the Crown Lands Act

SUBJECT TO:	Caveat Nos. 23920N, 34136N and 34665N
HUDSON BAY MINING AND SMELTING CO., LIMITED
Per:	/s/ Brian Gordon Name: Brian Gordon Title: Vice-President and General Counsel

Part 2 of SCHEDULE "A" to $300,000,000 USD Fixed Charge Demand Debenture from Hudson Bay Mining and Smelting Co., Limited to BNY Trust Company of Canada dated December 10, 2004

Claims
Claim	37247	OUTLET NO. 1
Claim	37248	OUTLET NO. 2
Claim	37642	OUTLET NO. 3
Claim	CB10185	TOP
Claim	CB10194	TOP 1
Claim	CB7033
Claim	CB7103
Claim	CB7105
Claim	C87265
Claim	CB7458
Claim	CB7459
Claim	CB7460
Claim	CB7461
Claim	CB7475
Claim	CB7476
Claim	CB7478
Claim	CB7479
Claim	CB7480
Claim	CB7481
Claim	CB7482
Claim	CB7483
Claim	CB7484
Claim	CB7489
Claim	CB7888
Claim	CB8502
Claim	CB8514
Claim	CB8515
Claim	CB8520
Claim	CB8521
Claim	CB8522
Claim	CB8523
Claim	CB8524
Claim	CB8928
Claim	CB8929
Claim	CB9029
Claim	CB9030
Claim	W45261	BEV 1 FR.
Claim	W45262	BEV 2 FR.
Claim	W45263	BEV 3 FR.
Claim	W45290	ZAP FR.
Claim	W48657	TYKE 1
Claim	W48658	TYKE 2

Part 3 of SCHEDULE "A" to $300,000,000 USD Fixed Charge Demand Debenture from Hudson Bay Mining and Smelting Co., Limited to BNY Trust Company of Canada dated December 10, 2004

Leases and Permits

Surface Leases
Surface Lease	6SL	LA SALLE SURFACE LEASE
Surface Lease	M45SL	BED BUG
Surface Lease	M46SL	FLIN FLON FR
Surface Lease	M47SL	B. NO. 47 FR
Surface Lease	M48SL	B. NO. 46
Surface Lease	M56SL	THE PAS 22
Surface Lease	M60SL	THE PAS 29
Surface Lease	M61SL	THE PAS 30
Surface Lease	M62SL	THE PAS 31
Surface Lease	M63SL	THE PAS 32
Surface Lease	M64SL	THE PAS 33
Surface Lease	M65SL	THE PAS 34
Surface Lease	M66SL	THE PAS 35
Surface Lease	M67SL	THE PAS 36
Surface Lease	M78SL	THE PAS 23
Surface Lease	M79SL	THE PAS 24
Surface Lease	M85SL	CRAIGGI FR
Surface Lease	M86SL	SCHENLEY FR
Surface Lease	M103SL	ASTRA 18
Surface Lease	M110SL	ASTRA 25, CHACO 13 & 14
Surface Lease	M112SL	RAM 346 FR
Surface Lease	M151SL	RAM 347 FR
Surface Lease	2SL	PHOTO SURFACE LEASE
Surface Lease	7SL	CHISEL N INTERM VENT
Surface Lease	8SL	CHISEL N MAIN EXH RA
Surface Lease	9SL	CHISEL N DOWNCAST R
Surface Lease	M104SL	OX 35
Surface Lease	M105SL	OX 36
Surface Lease	M106SL	OX 50
Surface Lease	M107SL	OX 51
Surface Lease	M108SL	WAW 39
Mineral Leases
Mineral Lease	ML319	FLIN FLON MIN LEASE
Mineral Lease	ML320	FLIN FLON MIN LEASE
Mineral Lease	ML321	FLIN FLON MIN LEASE
Mineral Lease	ML051	CALLINAN MIN LEASE
Mineral Lease	ML052	CALLINAN MIN LEASE
Mineral Lease	ML053	CALLINAN MIN LEASE
Mineral Lease	ML054	CALLINAN MIN LEASE
Mineral Lease	ML055	CALLINAN MIN LEASE
Mineral Lease	ML046	TROUT MINING LEASE
Mineral Lease	ML047	TROUT MINING LEASE
Mineral Lease	ML048	TROUT MINING LEASE

Surface Permits
Surface Permit	GOLDEN POPPY	GOLDEN POPPY PERMIT
Miscellaneous Leases
Misc Lease	MSC3351	MlSC LEASE 3351
Misc Lease	MSC3486	MlSC LEASE 3486
Misc Lease	MSC3721	MISC LEASE 3721
Misc Lease	MSC3238	MISC LEASE 3238
Misc Lease	MSC3537	MISC LEASE 3537
Misc Lease	MSC3877	MISC LEASE 3877
Misc Lease	MSC3793	MISC LEASE 3793
Misc Lease	MSC3794	MISC LEASE 3794
Misc Lease	MSC3239	MISC LEASE 3239
Misc Lease	MSC3240	MISC LEASE 3240
Misc Lease	MSC3792	MISC LEASE 3792
Misc Lease	MSC3954	MISC LEASE 3954
OIC Leases
OIC	11	NANCY
OIC	12	VICTORIA
OIC	13	APEX
OIC	14	UNIQUE
OIC	15	OUTLOOK
OIC	16	LAKEVIEW
OIC	17	EXTENSION
OIC	180	BURKE
OIC	21	SNOWSHOE FR
OIC	22	SUNSHINE FR
OIC	303	THE PAS 16
OIC	330	FOX FR
OIC	331	THE PAS 33
OIC	332	THE PAS 30
OIC	333	THE PAS 29
OIC	334	THE PAS 19
OIC	335	THE PAS 26
OIC	336	THE PAS 13
OIC	337	THE PAS 15
OIC	338	THE PAS 10
OIC	339	THE PAS 12
OIC	340	THE PAS 1
OIC	341	THE PAS 2
OIC	342	THE PAS 3
OIC	343	THE PAS 11
OIC	344	THE PAS 14
OIC	345	THE PAS 27
OIC	346	THE PAS 31
OIC	347	THE PAS 32
OIC	348	THE PAS 4
OIC	349	THE PAS 6
OIC	350	THE PAS 7
OIC	351	THE PAS 8
OIC	352	THE PAS 9

OIC	353	THE PAS 17
OIC	354	THE PAS 18
OIC	361	GRIZZLY FR
OIC	400	THE PAS 34
OIC	407	THE PAS 39
OIC	408	THE PAS 22
OIC	409	THE PAS 25
OIC	410	THE PAS 23
OIC	416	THE PAS 36
OIC	417	THE PAS 24
OIC	418	THE PAS 35
OIC	419	THE PAS 37
OIC	420	THE PAS 21
OIC	421	THE PAS 38
OIC	426	THE PAS 28
OIC	427	THE PAS 20
OIC	466	LASALLE
OIC	467	FLIN SLAM
OIC	470	THE PAS NO. 5
OIC	576	BED BUG
OIC	608	SCHENLEY FR
OIC	611	HOLY SMOKE
OIC	623	RAINBOW FR
OIC	629	FOG
OIC	630	FORT PITT
OIC	632	CRAIGGI FR
OIC	677	VENUS FR
OIC	678	BEAR FR
OIC	M18	B NO. 25 FR
OIC	M3	CATHERINE
OIC	M4408	BORDER FR
OIC	M86	B NO. 46
OIC	M87	B NO. 47 Fr.
OIC	M88	B NO. 48
OIC	M90	Flin Flon FR
OIC	M907	B NO. 24
OIC	M908	B NO. 49
OIC	M7394	OX NO. 426 FR
OIC	M5724	OX NO. 108 (7SL)
OIC	M5725	OX NO. 127
OIC	M5726	OX 139
OIC	M5727	OX 140
OIC	M5728	OX 141
OIC	M5729	OX 157
OIC	M5730	OX 158
OIC	M5731	OX 159
OIC	M5732	OX 160
OIC	M5733	OX NO. 161 FR
OIC	M5734	OX NO. 421 FR
OIC	M5735	OX NO. 422 FR
OIC	M5736	OX NO. 423 FR
OIC	M5737	OX NO. 424 FR
OIC	M5738	OX NO. 425 FR
OIC	M5739	OX NO. 439

OIC	M5740	OX NO. 440
OIC	M5741	OX NO. 441
OIC	M5765	OX NO. 40 FR
OIC	M5766	OX NO. 41 FR
OIC	M5767	OX NO. 42
OIC	M5768	OX NO. 43
OIC	M5769	OX NO. 44
OIC	M5770	OX NO. 45
OIC	M5771	OX NO. 66
OIC	M5772	OX NO. 67
OIC	M5773	OX NO. 68
OIC	M5774	OX NO. 69
OIC	M5775	OX NO. 76
OIC	M5776	OX NO. 95
OIC	M5777	OX NO. 152
OIC	M5778	OX NO. 153
OIC	M5779	OX NO. 154
OIC	M5780	OX NO. 155
OIC	M5781	OX NO. 156
OIC	M5782	OX NO. 352
OIC	M5783	OX NO. 353
OIC	M5784	OX NO. 354
OIC	M5785	OX NO. 355 FR
OIC	M5786	OX NO. 356
OIC	M5787	OX NO. 357
OIC	M5788	OX NO. 358
OIC	M5789	OX NO. 359
OIC	M5790	OX NO. 360
OIC	M5791	OX NO. 377 FR
OIC	M5792	OX NO. 415
OIC	M5793	OX NO. 416
OIC	M5794	OX NO. 427
OIC	M5795	OX NO. 428
OIC	M5796	OX NO. 429
OIC	M5797	OX NO. 430
OIC	M5798	OX NO. 431
OIC	M5799	OX NO. 432
OIC	M5800	OX NO. 434
OIC	M5801	OX NO. 435
OIC	M5802	OX NO. 436
OIC	M5803	OX NO. 437
01C	M5804	OX NO. 438
OIC	M5805	OX NO. 442 FR
OIC	M5806	OX NO. 443 FR
OIC	M5807	OX NO. 444 FR
OIC	M5808	OX NO. 445 FR
OIC	M5809	OX NO. 446
OIC	M5810	OX NO. 447 FR
OIC	M5811	OX NO. 448
OIC	M5812	OX NO. 449
OIC	M5813	OX NO. 450 FR
OIC	M5814	OX NO. 451
OIC	M5815	OX NO. 452 FR
OIC	M5816	OX NO. 453

OIC	M5817	OX NO. 454
OIC	M5818	OX NO. 455
OIC	M7157	OX NO. 1 FR
OIC	M7158	OX NO. 1
OIC	M7159	OX NO. 3 FR
OIC	M7160	OX NO. 4
OIC	M7161	OX NO. 5
OIC	M7162	OX NO. 6
OIC	M7163	OX NO. 7 FR
OIC	M7164	OX NO. 8 FR
OIC	M7165	OX NO. 9
OIC	M7166	OX NO. 10
OIC	M7167	OX NO. 11
OIC	M7168	OX NO. 12
OIC	M7169	OX NO. 13
OIC	M7170	OX NO. 14
OIC	M7171	OX NO. 15
OIC	M7172	OX NO. 16
OIC	M7173	OX NO. 17
OIC	M7174	OX NO. 18
OIC	M7175	OX NO. 19
OIC	M7176	OX NO. 20
OIC	M7177	OX NO. 21
OIC	M7178	OX NO. 22
OIC	M7179	OX NO. 23 FR
OIC	M7180	OX NO. 24
OIC	M7181	OX NO. 25
OIC	M7182	OX NO. 26
OIC	M7183	OX NO. 27
OIC	M7184	OX NO. 28
OIC	M7185	OX NO. 29
OIC	M7186	OX NO. 30
OIC	M7187	OX NO. 31
OIC	M7188	OX NO. 32
OIC	M7189	OX NO. 33
OIC	M7190	OX NO. 34
OIC	M7191	OX NO. 35
OIC	M7192	OX NO. 36
OIC	M7193	OX NO. 37
OIC	M7194	OX NO. 38
OIC	M7195	OX NO. 39 FR
OIC	M7196	OX NO. 46
OIC	M7197	OX NO. 47 FR
OIC	M7198	OX NO. 48
OIC	M7199	OX NO. 49
OIC	M7200	OX NO. 50
OIC	M7201	OX NO. 51
OIC	M7202	OX NO. 52
OIC	M7203	OX NO. 53
OIC	M7204	OX NO. 54
OIC	M7205	OX NO. 55
OIC	M7206	OX NO. 56
OIC	M7207	OX NO. 57
OIC	M7208	OX NO. 58

OIC	M7209	OX NO. 59
OIC	M7210	OX NO. 60
OIC	M7211	OX NO. 61 (9SL)
OIC	M7212	OX NO. 62 (9SL)
OIC	M7213	OX NO. 63
OIC	M7214	OX NO. 64
OIC	M7215	OX NO. 65
OIC	M7216	OX NO. 70
OIC	M7217	OX NO. 71
OIC	M7218	OX NO. 72
OIC	M7219	OX NO. 73
OIC	M7220	OX NO. 74
OIC	M7221	OX NO. 75
OIC	M7222	OX NO. 77 (8SL)
OIC	M7223	OX NO. 78 (9SL)
OIC	M7224	OX NO. 79
OIC	M7225	OX NO. 80
OIC	M7226	OX NO. 81
OIC	M7227	OX NO. 82
OIC	M7228	OX NO. 83
OIC	M7229	OX NO. 84
OIC	M7230	OX NO. 87
OIC	M7231	OX NO. 88
OIC	M7232	OX NO. 89
OIC	M7233	OX NO. 90
OIC	M7234	OX NO. 91
OIC	M7235	OX NO. 92
OIC	M7236	OX NO. 93
OIC	M7237	OX NO. 94 (8SL)
OIC	M7238	OX NO. 96
OIC	M7239	OX NO. 97
OIC	M7240	OX NO. 98
OIC	M7241	OX NO. 99
OIC	M7242	OX NO. 100
OIC	M7243	OX NO. 101
OIC	M7244	OX NO. 102
OIC	M7245	OX NO. 103
OIC	M7246	OX NO. 104
OIC	M7247	OX NO. 105
OIC	M7248	OX NO. 106
OIC	M7249	OX NO. 107
OIC	M7250	OX NO. 109
OIC	M7251	OX NO. 110
OIC	M7252	OX NO. 111
OIC	M7253	OX NO. 112
OIC	M7254	OX NO. 113
OIC	M7255	OX NO. 114
OIC	M7256	OX NO. 115
OIC	M7257	OX NO. 116
OIC	M7258	OX NO. 119
OIC	M7259	OX NO. 120
OIC	M7260	OX NO. 121
OIC	M7261	OX NO. 122
OIC	M7262	OX NO. 123

OIC	M7263	OX NO. 124
OIC	M7264	OX NO. 125
OIC	M7265	OX NO. 126
OIC	M7266	OX NO. 128
OIC	M7267	OX NO. 129
OOC	M7268	OX NO. 130
OIC	M7269	OX NO. 131
OIC	M7270	OX NO. 132
OIC	M7271	OX NO. 133 FR
OIC	M7272	OX NO. 134 FR
OIC	M7273	OX NO. 135
OIC	M7274	OX NO. 136 FR
OIC	M7275	OX NO. 137 FR
OIC	M7276	OX NO. 138 FR
OIC	M7277	OX NO. 142
OIC	M7278	OX NO. 143
OIC	M7279	OX NO. 144
OIC	M7280	OX NO. 145
OIC	M7281	OX NO. 146
OIC	M7282	OX NO. 147
OIC	M7283	OX NO. 341 FR
OIC	M7284	OX NO. 342 FR
OIC	M7285	OX NO. 347
OIC	M7286	OX NO. 348
OIC	M7287	OX NO. 349
OIC	M7288	OX NO. 350 FR
OIC	M7289	OX NO. 433 FR
OIC	M7290	OX NO. 456 FR
OIC	M7291	OX NO. 693
OIC	M7307	WAW NO. 1 FR
OIC	M7308	WAW NO. 2 FR
OIC	M7309	WAW NO. 3 FR (7SL)
OIC	M7310	WAW NO. 4 FR
OIC	M7311	WAW NO. 5 FR
OIC	M7312	WAW NO. 6 FR
OIC	M7313	WAW NO. 7 FR
OIC	M7314	WAW NO. 8 FR
OIC	M7315	WAW NO. 9 FR
OIC	M7316	WAW NO. 10 FR
OIC	M7317	WAW NO. 11 FR
OIC	M7318	WAW NO. 12 FR
OIC	M7319	WAW NO. 13 FR
OIC	M7320	WAW NO. 14 FR
OIC	M7321	WAW NO. 15 FR
OIC	M7322	WAW NO. 16 FR
OIC	M7323	WAW NO. 17 FR
OIC	M7324	WAW NO. 18 FR
OIC	M7325	WAW NO. 19 FR
OIC	M7326	WAW NO. 20 FR
OIC	M7327	WAW NO. 21 FR
OIC	M7328	WAW NO. 22 FR
OIC	M7329	WAW NO. 23 FR
OIC	M7330	WAW NO. 24 FR
OIC	M7331	WAW NO. 25 FR

OIC	M7332	WAW NO. 26 FR
OIC	M7333	WAW NO. 27 FR
OIC	M7334	WAW NO. 28 FR
OIC	M7335	WAW NO. 29 FR
OIC	M7336	WAW NO. 30 FR
OIC	M7337	WAW NO. 31 FR
OIC	M7338	WAW NO. 32 FR
OIC	M7339	WAW NO. 33 FR
OIC	M7340	WAW NO. 34 FR
OIC	M7341	WAW NO. 35 FR
OIC	M7342	WAW NO. 36 FR
OIC	M7343	WAW NO. 37 FR
OIC	M7344	WAW NO. 38 FR
OIC	M7345	WAW NO. 39 FR
OIC	M7346	WAW NO. 40 FR
OIC	M7347	WAW NO. 41 FR
OIC	M7390	OX NO. 417
OIC	M7391	OX NO. 418 FR
OIC	M7392	OX NO. 419 FR
OIC	M7393	OX NO. 420 FR
OIC	M5706	ASTRA NO. 1 FR
OIC	M5707	ASTRA NO. 2
OIC	M5708	ASTRA NO. 3
OIC	M5709	ASTRA NO. 4
OIC	M5710	ASTRA NO. 12
OIC	M5711	ASTRA NO. 13
OIC	M5712	ASTRA NO. 14
OIC	M5713	ASTRA NO. 15
OIC	M5714	ASTRA NO. 16
OIC	M5715	ASTRA NO. 17
OIC	M5716	ASTRA NO. 18
OIC	M5717	ASTRA NO. 19
OIC	M5718	ASTRA NO. 20
OIC	M5719	ASTRA NO. 21
OIC	M5720	ASTRA NO. 22
OIC	M5721	ASTRA NO. 25 FR
OIC	M5722	ASTRA NO. 29
OIC	M5723	ASTRA NO. 30
OIC	M5742	RAM NO. 235 FR
OIC	M5743	RAM NO. 237 FR
OIC	M5744	RAM NO. 238
OIC	M5745	RAM NO. 239 FR
OIC	M5746	RAM NO. 240 FR
OIC	M5747	RAM NO. 251 FR
OIC	M5748	RAM NO. 252
OIC	M5749	RAM NO. 263
OIC	M5750	RAM NO. 255 FR
OIC	M5751	RAM NO. 256
OIC	M5752	RAM NO. 257
OIC	M5753	RAM NO. 258
OIC	M5754	RAM NO. 259 FR
OIC	M5755	RAM NO. 291 FR
OIC	M5756	RAM NO. 292 FR
OIC	M5757	RAM NO. 293

OIC	M5758	RAM NO. 312
OIC	M5759	RAM NO. 313
OIC	M7292	RAM NO. 314
OIC	M7293	RAM NO. 315
OIC	M7294	RAM NO. 318 FR
OIC	M7295	RAM NO. 319 FR
OIC	M7296	RAM NO. 339
OIC	M7297	RAM NO. 340
OIC	M7298	RAM NO. 341
OIC	M7299	RAM NO. 342
OIC	M7300	RAM NO. 343
OIC	M7301	RAM NO. 344
OIC	M7302	RAM NO. 346 FR
OIC	M7303	RAM NO. 347 FR
OIC	M7304	RAM NO. 348 FR
OIC	M7305	RAM NO. 349
OIC	M7306	RAM NO. 350
OIC	M7348	ASTRA NO. 31
OIC	M7349	ASTRA NO. 32
OIC	M7350	ASTRA NO. 33
OIC	M7351	ASTRA NO. 34
OIC	M7352	ASTRA NO. 35
OIC	M7353	ASTRA NO. 36
OIC	M7354	CHALCO NO. 1
OIC	M7355	CHALCO NO. 2
OIC	M7356	CHALCO NO. 3
OIC	M7357	CHALCO NO. 4
OIC	M7358	CHALCO NO. 5
OIC	M7359	CHALCO NO. 6
OIC	M7360	CHALCO NO. 7
OIC	M7361	CHALCO NO. 8
OIC	M7362	CHALCO NO. 9
OIC	M7363	CHALCO NO. 10
OIC	M7364	CHALCO NO. 11
OIC	M7365	CHALCO NO. 12
OIC	M7366	CHALCO NO. 13
OIC	M7370	RAM NO. 204
OIC	M7371	RAM NO. 205
CIIC	M7372	HAM NO. 260
OIC	M7373	RAM NO. 268 FR
OIC	M7374	RAM NO. 269 FR
OIC	M7375	RAM NO. 289
OIC	M7376	RAM NO. 290
OIC	M7377	RAM NO. 294
OIC	M7378	RAM NO. 310
OIC	M7380	RAM NO. 311
OIC	M7381	RAM NO. 316
OIC	M7382	RAM NO. 317
OIC	M7383	RAM NO. 626 FR
OIC	M7388	PEG NO. 73
OIC	M7491	CHALCO NO. 14
OIC	M7492	CHALCO NO. 15
OIC	M7493	CHALCO NO. 16
OIC	M7494	CHALCO NO. 17

OIC	M7495	CHALCO NO. 18
OIC	M7496	ASTRA NO. 5
OIC	M7497	ASTRA NO. 6
OIC	M7498	ASTRA NO. 9
OIC	M7499	ASTRA NO. 10
OIC	M7500	ASTRA NO. 23 FR
OIC	M7501	ASTRA NO. 24 FR
OIC	M7502	ASTRA NO. 26
OIC	M7503	ASTRA NO. 28 FR
OIC	M7504	ASTRA NO. 38
OIC	M7505	ASTRA NO. 39
OIC	M7506	ASTRA NO. 40
OIC	M7507	ASTRA NO. 41
OIC	M7508	ASTRA NO. 44 FR
OIC	M7509	ASTRA NO. 45 FR
OIC	M7510	ASTRA NO. 46 FR
OIC	M7511	ASTRA NO. 47 FR
OIC	M7512	ASTRA NO. 48 FR
OIC	M7513	ASTRA NO. 49 FR
OIC	M7514	ASTRA NO. 50 FR
OIC	M7515	ASTRA NO. 51 FR
OIC	M7516	RAM NO. 627 FR
OIC	M7517	RAM NO. 628 FR

QuickLinks

Exhibit 99.12